Manor
Investment Funds

4th Quarter Report
December 31, 2020
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

December 31, 2020

Dear Fellow Shareholders:

The stock market rallied again in the 4th Quarter of 2020, fueled by expectations of continued fiscal stimulus and massive amounts of central bank liquidity. The prospect of increased stimulus, however, raised inflation concerns and pushed bond market returns into negative territory. Since the bond market often provides "the voice of reason" for the financial markets, negative returns in US Treasuries could be a signal that rising debt levels could have a negative impact.

Damn the Torpedoes . . .

I'm sure that all of you can finish that headline above. It is probably the most famous quote in US naval history, attributed to Rear Admiral David Farragut during the Battle of Mobile Bay. Farragut was in command of a naval force comprised of eight heavily armed sloops, six gunboats, and four monitors on the morning of August 4, 1864, with the objective to capture the fort that protected Mobile. He climbed to the top of the mast of his flagship to view the battle and issue orders. As the battle began, a leading monitor struck a mine (torpedo) and quickly sank. As the other ships hesitated Farragut gave his famous order, which ultimately led to victory.

Like Farragut's fleet, investors today are sailing into dangerous investment waters, despite the risks that they know are there, with the belief that they will be rewarded with ever-greater returns. And why wouldn't they? Stocks ended the year 2020 up more than 17%, as measured by the S&P 500 index, after that same index rose more than 31% in 2019. It was an impressive performance. The move was fueled by massive government stimulus measures that flooded the financial markets with liquidity while the Fed indicated that they expected to keep interest rates close to zero while injecting $120 billion a month into the markets. New investors flocked to "free" online trading sites like Robinhood, while David Portnoy, internet blogger and founder of Barstool Sports, enticed the fledgling investors to play the stock market, popularizing the acronym "TINA", There Is No Alternative (to equities).

In their exuberance, these investors may be underestimating the dangers that lurk below the surface. By the 3rd Quarter of 2020, Federal debt held by the public hit $21 trillion, 25% higher than the year before. The Fed balance sheet rose to $7.3 trillion, a shocking 78% increase over the prior year. Total Federal debt at $27 trillion represents 108% of GDP, a level that many economists believe will negatively impact economic growth. Central banks around the world pushed real yields (yields minus inflation) into negative territory, as real yields in the US Treasury market fell to -1%, while real yields in Germany and the UK declined to –1.5% and –3.0%, respectively.

In addition to rising debt levels and negative real yields, the stock market faces three notable challenges; concentration risk, extended valuations, and optimistic industry expectations. By the end of 2020 the five largest stocks comprised 25% of the S&P 500 index. Those five stocks (Facebook, Apple, Amazon, Microsoft, and Google) rose more than 47% during 2020 while the remaining 495 stocks rose just 6%. Valuations, as measured by the PE ratio (stock price divided by earnings) are at extended levels. The trailing 12 month PE ratio of the S&P 500 index was 40 at year-end (compared to an average of 17), while the PE based on earnings averaged over ten years was 34, compared to an average of 17. Finally, market commentary at year-end seems overwhelmingly positive. The consensus is that widespread Covid vaccination will eliminate the virus risk, lead to a rapid reopening of the economy, a strong economic rebound, higher spending, higher employment and higher corporate earnings. That scenario, however, leaves little room for error.

The Manor Fund

The Manor Fund generated a return of 11.07%, net of all fees and expenses, during the quarter ending December 31, 2020, underperforming the S&P 500 index return of 11.68% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 12.06%. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing year with a return of 5.95% for the Fund compared to returns of 17.25% for the S&P 500 and 16.09% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 3.91%, 7.86%, and 8.87% for the Fund compared to annualized returns of 13.80%, 14.98%, and 13.74% for the S&P 500 index, and returns of 12.34%, 14.13%, and 12.54% for the Lipper Large-Cap Core mutual fund index.

During the 4th Quarter of 2020, the Fund was helped by strong performance from Applied Materials, Inc., Microchip Technology, Inc., Avery Dennison Corp., PNC Financial Services, and J.P. Morgan Chase & Co. The shares of Applied Materials rose over the latter portion of the quarters. The company reported revenue and earnings above expectations, and raised revenue and earnings guidance for the quarter ending January 2021. The shares of Microchip Technology, one of the bottom performers last quarter, rose steadily. The company reported revenue and earnings that were above expectations, and also raised revenue and earnings guidance for the coming quarter. The shares of Avery Dennison rose steadily throughout the quarter, extending an upward move that stretches back to the lows in March of this year. The company reported revenue and earnings that beat expectations, and raised earnings guidance for the fiscal year. The shares of PNC Financial rose when the company reported operating results and continued to rise through the balance of the quarter. The company reported revenue and earnings above expectations, and a substantial decrease in loan loss provisions, reflecting the broad improvement in economic conditions. The shares of JP Morgan rose after the company reported revenue and earnings above expectations. The company also reported a significant reduction in loan loss reserves. JP Morgan shares jumped later in the quarter, leading many other financial services stocks higher. The rally in the shares continued to accelerate through year-end.

Notable laggards during the 4th Quarter of 2020 include D.R. Horton, Biogen, Inc., Equinix, Inc., Fidelity National Information Systems, and Kroger Co. The shares of D.R. Horton traded in a narrow range through much of the quarter, ending slightly lower. The company reported revenue and earnings above expectations, and raised revenue guidance for the fiscal year. The shares fell back later in the quarter on concerns that growth would slow in the home building industry. The price action in Biogen illustrates the risk of biotech pharmaceutical companies as they attempt to bring new products to market. During the quarter Biogen reported revenue and earnings above expectations, moving the shares somewhat higher. Several days later, the FDA released briefing documents for their review of Biogen's highly anticipated Alzheimer treatment, aducanumab. The positive tone of the documents sent the shares of Biogen up 40% in one day. Several days later the FDA Advisory Committee issued a report stating that it failed to see the benefits of aducanumab, as an Alzheimer treatment, sending the shares back down to previous levels. Some studies have shown aducanumab to be effective, but it will take considerable time to perform the clinical trials

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - December 31, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –99.4%		
Consumer Discretionary – 11.6%		
Booking Holdings*	106	236,091
D. R. Horton, Inc.	5,448	375,476
Lowes Companies	1,437	230,653
		842,220
Consumer Staples – 5.1%		
Kroger Company	3,840	121,958
PepsiCo, Inc.	1,648	244,399
		366,357
Energy – 4.1%		
Cabot Oil & Gas	7,554	122,979
Valero Energy	3,158	178,648
		301,627
Financial – 11.2 %		
Chubb Corp.	960	147,763
JPMorgan Chase	2,105	267,482
Metlife, Inc.	2,860	134,277
PNC Financial	1,781	265,369
		814,891
Health Care – 11.2%		
AbbVie, Inc.	2,190	234,659
AmerisourceBergen	1,595	155,927
Anthem, Inc.	973	312,421
CVS Health Corp.	1,661	113,446
		816,453
Industrial – 7.2%		
Cummins, Inc.	1,403	318,621
Northrop Grumman	669	203,858
		522,479
Information Technology – 26.1%		
Applied Materials	4,508	389,040
Fidelity National	1,589	224,780
Microchip Tech	2,641	364,749
Microsoft Corp.	1,668	370,996
NetApp, Inc.	2,383	157,850
Skyworks Solutions	2,582	394,736
		1,902,151
Material – 5.9%		
Avery Dennison	2,780	431,206
		431,206
Communication Services – 11.0%		
AT & T, Inc.	2,748	79,033
Charter Comms.*	569	376,422
Facebook, Inc cl A*	1,271	347,186
		802,641
Utility – 1.5%		
AES Corporation	4,514	106,079
		106,079
Real Estate Investment Trust – 4.5%		
Equinix, Inc.	463	330,665
		330,665
TOTAL COMMON STOCKS (Cost $ 4,150,687)		7,236,769
SHORT-TERM INVESTMENTS – 0.6%		
1st Amer. Gov. Fund	42,029	42,029
TOTAL SHORT-TERM INVESTMENTS (Cost $ 42,029)		42,029
TOTAL INVESTMENTS – 100.0% (Cost $ 4,192,716)		7,278,798
Other Assets less Liabilities – Less than 0.1%		2,434
NET ASSETS 100.0%		$ 7,281,232

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - December 31, 2020

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending December 31, 2020

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	**11.07 %**	11.68 %	12.06 %
1-Year	**5.95 %**	17.25 %	16.09 %
3-Year Annualized	**3.91 %**	13.80 %	12.34 %
5-Year Annualized	**7.86 %**	14.98 %	14.13 %
10-Year Annualized	**8.87 %**	13.74 %	12.54 %
Annualized since inception 9/26/95	**6.35 %**	9.65 %	7.80 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Avery Dennison	5.9 %
Skyworks Solutions	5.4 %
Applied Materials	5.3 %
Charter Comm.	5.2 %
D. R. Horton, Inc.	5.2 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	26.1 %
Consumer Disc.	11.6 %
Health Care	11.2 %
Financial	11.2 %
Communication	11.0 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - December 31, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.6%		
Consumer Discretionary – 11.4%		
Amazon.com Inc.*	296	964,051
Dollar Tree, Inc.*	2,685	290,087
LKQ Corp.*	6,691	235,791
		1,489,929
Financial – 2.2%		
Chubb Limited	1,892	291,217
		291,217
Health Care – 23.7%		
AbbVie, Inc.	2,799	299,913
Alexion Pharma *	1,787	279,201
Bristol-Myers	5,137	318,648
CVS Health Corp.	5,697	389,105
Eli Lilly & Co.	3,245	547,886
Regeneron Pharma*	615	297,113
Thermo Fisher	1,057	492,329
UnitedHealth	1,331	466,755
		3,090,950
Industrial – 7.4%		
Landstar System	2,489	335,169
Southwest Airlines	4,754	221,584
United Rentals, Inc.*	1,755	407,002
		963,755
Information Technology – 36.2 %		
Akamai Tech., Inc.*	3,865	405,786
Apple, Inc.	11,030	1,463,571
Cognizant Tech	3,961	324,604
Fidelity National	3,213	454,511
MasterCard Inc.	1,080	385,495
Microsoft Corp.	2,680	596,086
ON Semiconductor*	16,167	529,146
Qualcomm, Inc.	3,651	556,193
		4,715,392
Material – 4.1%		
Sherwin Williams	734	539,424
		539,424
Communication Services – 12.6%		
Activision Blizzard	4,376	406,312
Alphabet Inc. Cl A*	191	334,754
Alphabet Inc. Cl C*	191	334,609
Charter Comm.*	830	549,086
		1,624,761
TOTAL COMMON STOCKS (Cost $6,298,945)		12,715,428
SHORT-TERM INVESTMENTS – 2.4%		
1st Amer. Gov. Fund	314,835	314,835
TOTAL SHORT-TERM INVESTMENTS (Cost $ 314,835)		314,835
TOTAL INVESTMENTS – 100.0% (Cost$ 6,613,780)		13,030,263
Other Assets less Liabilities – Less than 0.1%		1,708
NET ASSETS – 100.0%		13,031,971

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - December 31, 2020

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending December 31, 2020

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	**12.45 %**	11.68 %	11.15 %
1-Year	**26.65 %**	17.25 %	38.60 %
3-Year Annualized	**15.68 %**	13.80 %	22.55 %
5-Year Annualized	**15.14 %**	14.98 %	19.46 %
10-Year Annualized	**13.16 %**	13.74 %	15.74 %
Annualized since inception 6/30/99	**6.91 %**	6.76 %	6.08 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.2 %
Amazon.com, Inc.	7.4 %
Microsoft Corp.	4.6 %
Qualcomm, Inc.	4.3 %
Charter Comm.	4.2 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	36.2 %
Health Care	23.7 %
Communication	12.5 %
Consumer Disc.	11.4 %
Industrial	7.4 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - December 31, 2020

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 98.0%		
U.S Treasury 1.500 % Due 01-31-22	50,000	50,738
U.S. Treasury 1.250 % Due 07-31-23	300,000	308,461
U.S. Treasury 2.500 % Due 08-15-23	225,000	238,817
U.S. Treasury 1.500 % Due 08-15-26	150,000	158,742
U.S. Treasury 2.875 % Due 05-15-28	100,000	115,789
U.S Treasury 1.750 % Due 11-15-29	325,000	351,178
U.S Treasury 0.625 % Due 05-15-30	175,000	171,035
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,306,132)		1,394,760
SHORT-TERM INVESTMENTS – 0.9%		
1st American Treasury Obligation Fund	13,325	13,325
TOTAL SHORT-TERM INVESTMENTS (Cost $ 13,325)		13,325
TOTAL INVESTMENTS – 98.9% (Cost $ 1,319,457)		1,408,085
Other Assets less Liabilities – Net – 1.1%		15,658
NET ASSETS - 100.0%		$ 1,423,743

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - December 31, 2020

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending December 31, 2020

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
4th Quarter	**-0.80 %**	0.00 %	-0.23 %
1-Year	**5.89 %**	6.89 %	5.77 %
3-Year Annualized	**3.57 %**	4.51 %	4.11 %
5-Year Annualized	**1.85 %**	3.36 %	2.90 %
10-Year Annualized	**0.88 %**	3.01 %	2.50 %
Annualized since inception 6/30/99	**2.08 %**	4.24 %	3.98 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 1.750% Due 11-15-29	24.7 %
US Treasury 1.250% Due 07-31-23	21.7 %
US Treasury 2.500% Due 08-15-23	16.8 %
US Treasury 0.625% Due 05-15-30	12.0 %
US Treasury 1.500% Due 08-15-26	11.1 %

(Continued from page 3)
to support Biogen's initial results and overcome the FDA Advisors Committee's unfavorable stance. The shares of Equinix declined throughout much of the quarter. The company announced revenue and earnings above expectations, guided revenue higher for the coming quarter, and reaffirmed guidance for the fiscal year. Weakness in the shares reflects investor concerns that a slowdown in its Asia operations could negatively impact profitability. The shares of Fidelity National Information Services traded in a volatile pattern during the quarter. The company reported revenue in line with expectations, and earnings that exceeded expectations, but the stock traded lower on the news. The shares declined again later in the quarter reflecting investor concerns that continued weakness in the travel, entertainment, and hospitality industries would negatively impact results for this electronic payments processor. The shares of Kroger traded lower for much of the quarter. Investors moved money out of defensive names in the consumer staples sector in favor of many of the large-cap growth stocks. Kroger reported quarterly earnings that exceeded expectations, and reaffirmed earnings guidance for the fiscal year, but the shares declined on the news. The stock rallied later in the quarter, but the rebound was not enough to offset the previous decline.

During the quarter we liquidated our position in Biogen and added to our holdings of AbbVie. As discussed above, Biogen experienced heightened volatility due to concerns surrounding the approval process for its Alzheimer's treatment. We believe that AbbVie provides a lower risk profile and has some promising products in its research pipeline.

The Growth Fund

The Manor Growth Fund generated a return of 12.45% net of all fees and expenses, during the quarter ending December 31, 2020, outperforming both the S&P 500 index return of 11.68% and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 11.15%. The Fund outperformed the S&P 500 index during the trailing 1-year, 3-year, and 5-year periods with returns of 26.65%, 15.68% and 15.14% for the Fund, compared to the S&P 500 index return of 17.25%, 13.80%, and 14.98% for the same time periods. The Fund underperformed the Lipper index during the trailing 1-year, 3-year, and 5-year time periods with returns of 26.65%, 15.68%, and 15.14% compared to the Lipper index returns of 38.60%, 22.55%, and 19.46% for the same time periods. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year periods with a return of 13.16% for the Fund compared to returns of 13.74% for the S&P 500, and returns of 15.74% for the Lipper index. The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Growth index since inception with an annualized return of 6.91% for the Fund compared to 6.76% for the S&P 500 index and 6.08% for the Lipper Large-Cap Growth index.

During the 4th Quarter of 2020, the Fund was helped by strong performance from Apple, Inc., ON Semiconductor Co., Qualcomm, Inc., United Rentals, Inc. and Alexion Pharmaceutical, Inc. Apple, one of the top performers in the portfolio last quarter, continued to move higher. The company reported revenue and earnings above expectations, and missed estimates for iPhone revenue, but exceeded estimates in other product categories. The results indicate that Apple has been able to diversify its revenue stream beyond the iPhone. The shares of ON Semiconductor also rose steadily through much of the quarter. The company reported revenue and earnings that beat expectations, and reaffirmed revenue guidance for the coming quarter. Qualcomm, another top performer last quarter, rose sharply when the company reported operating results. Qualcomm beat revenue and earnings expectations, and raised revenue and earnings guidance for the next quarter. The shares of United Rentals rose steadily after reporting revenue and earnings for the quarter that exceeded expectations. The company raised their full year outlook for revenue, profitability, and cash flow due to continued strong demand patterns. The shares of Alexion Pharmaceuticals shot higher after the company agreed to be acquired at a substantial premium by AstraZeneca.

Notable laggards during the 4th Quarter of 2020 include Regeneron Pharmaceuticals, Akamai Technologies, Inc., Fidelity National Information Systems, Bristol-Myers Squibb, and MasterCard, Inc. It is interesting to note that Fidelity National and MasterCard are each in the payment processing industry, and weakness in their shares could be an early indication of slowing consumer demand. The shares of Regeneron fell steadily throughout the quarter. The company

reported revenue and earnings that exceeded expectations, but weakness in the shares reflect investor disappointment tTheir Covid treatment did not gain widespread acceptance. The shares of Akamai fell sharply despite reporting revenue and earnings that exceeded expectations, while reaffirming revenue and earnings guidance for the coming quarter. Investors expected to see accelerating growth as the economy improves, and are concerned about weakness among some firms in the content delivery industry. The shares of Fidelity National Information Services traded in a volatile pattern during the quarter. The company reported revenue in line with expectations, and earnings that exceeded expectations, but the stock traded lower on the news. The shares declined again later in the quarter reflecting investor concerns that continued weakness in the travel, entertainment, and hospitality industries would negatively impact results for this electronic payments processor. The shares of Bristol-Myers generated a positive return for the quarter, but remained among the bottom performers in the portfolio. The company reported revenue and earnings above expectations, and reaffirmed earnings guidance for the fiscal year. The results, however, were not enough to generate real momentum in the stock as the market rallied into year-end. The shares of MasterCard also moved higher during the quarter, but suffered from a weak earnings report. The company announced revenue and earnings that were below expectations, but the negative impact of the report was mitigated by management comments indicating positive transaction growth.

The Bond Fund

The Manor Bond Fund generated a return of –0.80%, net of all fees and expenses, during the quarter ending December 31, 2020, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –0.23% and the Lipper US Government mutual fund index return of 0.00%. The Fund outperformed the Bloomberg Barclay Intermediate US Treasury index, but underperformed the Lipper US Government mutual fund index during the trailing year with a return of 5.89% for the Fund compared to 5.77% for the Bloomberg index and 6.89% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 3.57%, 1.85%, and 0.88% for the Fund, compared to returns of 4.11%, 2.90%, and 2.50% for the Bloomberg Barclay Intermediate Treasury index, and returns of 4.51%, 3.36%, and 3.01% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

Full Speed Ahead?

I am always concerned when market analysis is uniform and pervasive. If investors uncritically embrace that "group think" the risk is that anything unexpected could trigger a market correction. The concentration of mega-cap names has been known for some time, but the elevated valuation measures concern me. It is true that the market can be overvalued for extended periods, but it will return to more normal levels by a market (price) correction or significant earnings growth. Based on a reading of year-end commentary it seems that most analysts are counting on a strong rebound in economic activity and rising earnings. If that rebound does not materialize these extended valuations will be corrected by a market decline. The new Biden administration has already embraced another massive stimulus package, so we will see more of the deficit spending and Fed bond buying that the market has come to enjoy so much. But investors may be overlooking the fact that the Democratic administration will substantially increase regulatory burdens, and increase taxes, both of which will negatively impact the economic rebound.

We certainly cannot predict what the market might do, so we need to push ahead while taking careful consideration of the risks we face. We will continue to invest with a diversified portfolio of companies with valuation metrics that are attractive relative to the market. We may not be Farragut's "Full Speed Ahead", but we believe that this careful approach provides the opportunity for long-term success.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101